SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of the report (Date of earliest event reported): September 19, 2006
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CHURCH & DWIGHT CO., INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	1-10585	13-4996950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 North Harrison Street, Princeton, New Jersey (Address of Principal Executive Offices)	08543 (Zip Code)

Registrant's telephone number, including area code: (609) 683-5900
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective September 19, 2006 (the "Commencement Date"), Church & Dwight Co., Inc. (the "Company") entered into an employment agreement with Mr. Matthew T. Farrell for the position of Vice President Finance and Chief Financial Officer of the Company (the "Employment Agreement"). The following is a summary of the material terms of the Employment Agreement.

Under the Employment Agreement, Mr. Farrell is entitled to receive a starting base salary of $450,000 and will be eligible to participate in the Company's Incentive Compensation Program, with a guaranteed award of 50% of his annual base salary for 2006, a target award of 55% of his annual base salary for 2007 and a target award of 60% of his annual base salary thereafter, based on appropriate business targets and individual objectives. Within thirty days of the Commencement Date, Mr. Farrell will receive a one-time sign-on bonus in the amount of $175,000, which must be repaid to the Company in the event that he terminates his employment within a year of the Commencement Date. Provided he is employed by the Company on such date, Mr. Farrell will receive a second lump sum payment in the amount of $175,000 on the first anniversary of the Commencement Date. On September 19, 2006, Mr. Farrell will receive a stock option grant of 75,000 shares of Company common stock which shall vest on the three year anniversary of the grant date on September 19, 2009. Also on the Commencement Date, Mr. Farrell will receive 35,000 shares of restricted Company stock, which will vest in 1/3 increments on the first, second and third anniversaries of the Commencement Date.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(b) Departure of Vice President Finance and Chief Financial Officer. Mr. Zvi Eiref resigned as Vice President Finance and Chief Financial Officer on September 19, 2006 in contemplation of his retirement from the Company on December 31, 2006.

(c) Appointment of new Vice President Finance and Chief Financial Officer. (1) On September 19, 2006, Mr. Matthew T. Farrell became the Vice President Finance and Chief Financial Officer of the Company.

(2) Mr. Farrell, age 50, was Executive Vice President and Chief Financial Officer of Alpharma, Inc., an international specialty pharmaceutical company, from April 2002 until August 2006. From July 2000 to April 2002, Mr. Farrell held the position of Vice President, Investor Relations & Communications for Ingersoll-Rand Ltd.

(3) The material terms of the employment agreement between Mr. Farrell and the Company are summarized in Item 1.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CHURCH & DWIGHT CO., INC.
Date:	September 19, 2006	By:	/s/ JAMES R. CRAIGIE
Name: James R. Craigie Title: President and Chief Executive Officer